                          REGISTRATION RIGHTS AGREEMENT

                  This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of June 27, 2001, by and between RITE AID CORPORATION, a Delaware corporation (the "Company"), and the purchasers listed on the signature page herein, together with their permitted transferees (the "Purchasers").

                               W I T N E S S E T H

                  WHEREAS, the Company has entered into a stock purchase agreement with each of the respective Purchasers whereby the Company has agreed to sell and the Purchasers have agreed to buy (collectively, the "Purchase Agreements") shares of the Company's Common Stock; and;

                  WHEREAS, in connection with the sale of the Purchase Shares to the Purchasers, the Company has agreed to provide the Purchasers with the registration rights set forth herein;

                  NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto hereby agree as follows:


                                    ARTICLE I

                               Certain Definitions

                  As used in this Agreement, the following terms shall have the meanings ascribed to them below:

                  1.1 "Aggregate Purchase Price Proportion" with respect to each Purchaser shall mean a fraction, (x) the numerator of which shall be the product of (i) the number of Purchase Shares purchased by such Purchaser and (ii) the Purchase Price per Share, and (y) the denominator of which shall be the product of (i) the number of Purchase Shares purchased by all of the Purchasers and (ii) the Purchase Price per Share.

                  1.2 "Blackout Period" shall have the meaning set forth in
Section 2.1(d).

                  1.3 "Closing Date" shall have the meaning set forth in the Purchase Agreements.

                  1.4 "Commission" shall mean the Securities and Exchange Commission or any federal agency at the time administering the Securities Act.

                  1.5 "Common Stock" shall mean the common stock of the Company, par value $1.00 per share.

                  1.6 "Effectiveness Deadline Date" shall have the meaning set forth in Section 2.1(b).

                  1.7 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any federal statute then in effect which has replaced such statute.

                  1.8 "Filing Deadline" shall mean the date the Company is obligated to file a registration statement pursuant to Section 2.1(a).

                  1.9 "Holder" shall mean each Purchaser for so long as it owns any Registrable Securities and any other Person who is a Holder or beneficial owner of Registrable Securities for so long as such Person holds or beneficially owns any Registrable Securities.

                  1.10 "Person" shall mean an individual, corporation, limited liability company, joint venture, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity that may be treated as a person under applicable law.

                  1.11 "Purchase Price" shall have the meaning set forth in the Purchase Agreements.

                  1.12 "Purchase Shares" shall mean the shares of Common Stock purchased by the Purchasers pursuant to the Purchase Agreements.

                  1.13 "Registrable Securities" shall mean the Purchase Shares, provided that such securities shall cease to be Registrable Securities when (i) a registration statement registering such Registrable Securities under the Securities Act has been declared or becomes effective and such Registrable Securities have been sold or otherwise transferred by the Holder thereof pursuant to such effective registration statement; (ii) such Registrable Securities are sold pursuant to Rule 144 under circumstances in which any legend borne by such Registrable Securities relating to restrictions on the transferability thereof, under the Securities Act or otherwise, is removed by the Company or such Registrable Securities are eligible to be sold pursuant to paragraph (k) of Rule 144; or (iii) such Registrable Securities shall cease to be outstanding.

                  1.14 "Rule 144" shall mean Rule 144 promulgated under the Securities Act.

                  1.15 "Securities Act" shall mean the Securities Act of 1933, as amended, or any federal statute then in effect which has replaced such statute.

                  1.16 "Shelf Registration Statement" shall have the meaning set forth in Section 2.1(a).


                                   ARTICLE II

                               Registration Rights

                  2.1 Shelf Registration

                      (a) The Company will use its best efforts to prepare and file with the Commission, as soon as practicable, but in any event, no later than the date that is twenty (20) days after the Closing Date, a shelf registration statement on Form S-1 or any other appropriate form (it being understood by all parties that the Company will not be eligible to use Form S-3 prior to October 11, 2001) under Rule 415 of the Securities Act, or any similar rule that may be adopted by the Commission relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such shelf registration statement (together with all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference thereto, the "Shelf Registration Statement"), provided that the Company may also register for sale on its own account or that of any other holder of equity securities of the Company pursuant to the Shelf Registration Statement such additional shares of the Company's stock as it shall desire.

                      (b) The Company will use its best efforts to cause the registration statement filed pursuant to Section 2.1(a) to be declared effective as soon as reasonably practicable but not later than ninety (90) days after the date of the Purchase Agreements (the "Effectiveness Deadline Date"), and subject to Section 2.1(d), to remain effective for a period ending on the earlier of (i) the date two years after the date the Commission declares the Shelf Registration Statement effective, and (ii) the date on which there ceases to be any Registrable Securities outstanding.

                      (c) Each Holder of Registrable Securities that wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related prospectus agrees to deliver a notice and questionnaire in the form attached hereto as Exhibit A (a "Notice and Questionnaire") at least three (3) business days prior to the intended distribution of Registrable Securities under the Shelf Registration Statement. Provided that the Shelf Registration Statement has been declared effective, the Company shall, as promptly as is practicable after a Holder has delivered a Notice and Questionnaire and such other information as the Company may reasonably require, (i) if required by applicable law, file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related prospectus or amendment to any document incorporated therein by reference or file any other required document so that such Holder is named as a selling security holder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to the purchaser of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its best efforts to cause such post-effective amendments to be declared effective under the Act as promptly as is practicable,
(ii) provide such Holder with such number of copies of any documents filed pursuant to the foregoing as the Holder shall reasonably request and (iii) notify such Holder as promptly as practicable after the effectiveness of any post-effective amendment filed hereunder provided, however, that if the Notice and Questionnaire is delivered during a Blackout Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Blackout Period in accordance with Section 2.1(d) hereof.

                      (d) Notwithstanding anything to the contrary contained in this Agreement, the Company shall have the right to delay the effectiveness of the Shelf Registration Statement or to suspend, after the lapse (except as provided below) of a period of sixty (60) days after the effective date of such Shelf Registration Statement, the right of a Holder to sell Registrable Securities under an effective Shelf Registration Statement, during no more than

(2) periods aggregating to not more than seventy-five (75) days in any twelve-month period (a "Blackout Period") in the event that (i) (a) the Company would, in accordance with the reasonable advice of its counsel, be required to disclose in the prospectus, information not otherwise required by law to be publicly disclosed, and (b) in the reasonable judgment of the Board of Directors of the Company, there is a reasonable likelihood that such disclosure, or any other action to be taken in connection with the prospectus, would materially and adversely affect or interfere with any financing, acquisition, merger, material joint venture, disposition of assets (not in the ordinary course of business), corporate reorganization or other similar transaction involving the Company, or
(ii) a change to the Shelf Registration Statement is required so that, as of such date, the Shelf Registration Statement and prospectus do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that during any such Blackout Period, the Company shall also delay the filing, effectiveness and usage of any registration statement with respect to any securities of the Company or any other shareholder of the Company. The Company shall promptly give the Holders written notice of such determination containing a general statement of the reasons for such postponement and an approximation of the anticipated delay; and provided further, however, that the implementation of any Blackout Period shall be done in good faith, and not for the purpose or intention of impeding such rights. Notwithstanding anything to the contrary contained in this Section 2.1(d), the Company may cause one or more additional Blackout Periods (each, an "Additional Blackout Period"), in order to file a post effective amendment to the Shelf Registration Statement to: (i) include and update the Company's financial statements for the Company's first fiscal quarter ending June 2, 2001, which post effective amendment will be filed with the Commission not later than the three (3) business days following the date the Company files its Quarterly Report on Form 10-Q for such quarter with the Commission, and (ii) include and update the Company's financial statements for the Company's second quarter ending September 1, 2001, which post effective amendment will be filed with the Commission not later than the three (3) business days following the date the Company files its Quarterly Report on Form 10-Q for such quarter with the Commission. No Additional Blackout Period shall count against the Blackout Periods permitted above, provided, that, the Commission declares the post effective amendment which resulted in the Additional Blackout Period effective not later than the twentieth (20) day following the date the Company files such post effective amendment with the Commission. In the event the Commission does not declare any such post effective amendment effective within such twenty-day period, then such Additional Blackout Period shall count as a Blackout Period.

                      (e) The Holders of at least a majority of the then outstanding Registrable Securities may elect to sell Registrable Securities in an underwritten offering in accordance with the conditions set forth in this
Section 2.1(e). In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto will be approved by a majority in interest of the Holders, subject, in each case, to the consent of the Company, which consent will not be unreasonably withheld, and the Holders will be responsible for all underwriting commissions and discounts with respect to the Purchase Shares sold by such Holder, in connection therewith. The Company shall not be obligated to arrange for more than two underwritten offering pursuant to the Shelf Registration Statement. No Holder may participate in any underwritten offering hereunder unless the Holder (i) agrees to sell the Holder's Registrable Securities on the basis provided in any underwriting arrangements approved pursuant hereto and (ii) completes and executes all other questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                  2.2 Piggyback Registration.

                      (a) If (A) (i) the Company has not filed the Shelf Registration Statement, or (ii) the Company is no longer obligated to maintain the effectiveness of the Shelf Registration Statement pursuant to Section
2.1(b) above and the Holder, together with its affiliated Holders, holds or beneficially owns at least one percent (1%) of the Company's outstanding Common Stock, and (B) the Company shall determine to register any equity securities of the Company for its own account or for the account of other holders of equity securities of the Company on any registration form (other than Form S-4 or S-8 or other successor forms) which permits the inclusion of Registrable Securities held by any Holder (a "Piggyback Registration"), then the Company will promptly give each Holder written notice thereof and, subject to Section 2.2(c), shall include in such registration all Registrable Securities requested to be included therein pursuant to the written requests of Holders received within 20 days after delivery of the Company's notice.

                      (b) If the Piggyback Registration relates to an underwritten public offering, the Company shall so advise the Holders as part of the written notice given pursuant to Section 2.2(a). In such event, the right of any Holder to participate in such registration shall be conditioned upon such Holder's participation in such underwriting in accordance with the terms and conditions thereof. The Board of Directors shall have the right to select the managing underwriter(s) for any under written Piggyback Registration. All

Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form.

                      (c) If such proposed Piggyback Registration is an under written offering and the managing underwriter for such offering advises the Company that the securities requested to be included therein exceeds the amount of securities that can be sold in such offering, any securities to be sold by the Company or other holders of the Company's securities initiating such offering or otherwise contractually entitled to be included in such offering prior to the Holders of the Registrable Securities shall have priority over any Registrable Securities held by Holders, and the number of shares to be included by a Holder and other holders of the Company's securities that did not initiate the offering and not having priority over the Holders in such registration shall be reduced pro rata on the basis of the percent age of the then outstanding Registrable Securities held by each such Holder and all other holders exercising similar registration rights.

                      (d) Notwithstanding the provisions of this Section 2.2, the Company shall have the right at any time after it shall have given written notice to the Holders pursuant to Section 2.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after filing but prior to effectiveness.

                  2.3 Expenses of Registration. All expenses incurred in connection with the registrations described herein shall be borne by the Company, including, in the case of an underwritten offering, the fees of one counsel selected by a majority of the Holders of the Registrable Securities participating in such underwritten offering, up to a maximum of $25,000, provided, that the expenses borne by the Company shall not include the fees or disbursements of any other adviser of any Holder. All underwriting discounts, selling commissions and other similar fees relating to Registrable Securities included in the registration statement of the Company shall be borne by the Holders of such Registrable Securities pro rata on the basis of the amount of Registrable Securities sold by them.

                  2.4 Registration Procedures. In the case of each registration effected by the Company pursuant to this Article II involving the registration of Registrable Securities, the Company will keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

                      (a) cause such registration to be declared effective by the Commission;

                      (b) as soon as reasonably possible, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein (including post-effective amendments, prospectus supplements and pricing supplements) as may be necessary, including in the case of a Shelf Registration Statement such amendments and supplements as are necessary to effect and maintain the effectiveness of such registration statement for the period specified in Section 2.1(b);


                      (c) provide (i) the Holders of the Registrable Securities to be included in such registration statement, (ii) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act) if any, thereof, (iii) the sales or placement agent therefor, if any, (iv) counsel for such underwriters or agent, and (v) not more than one counsel for all the Holders of such Registrable Securities the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

                      (d) (i) register or qualify the Registrable Securities to be included in such registration statement under such securities laws or blue sky laws of such jurisdictions as any Holder of such Registrable Securities and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, and (ii) take any and all other actions as may be reasonably necessary or advisable to enable each such Holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required for any other purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 2.4(d) or (2) consent to general service of process or taxation in any such jurisdiction;

                      (e) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as any Holder from time to time may reasonably request;

                      (f) promptly notify the selling Holders of Registrable Securities, the sales or placement agent, if any, therefor and the managing under writer or underwriters, if any, thereof and confirm such advice in writing, (i) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any comments by the Commission, the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for the sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (v) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                      (g) obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

                      (h) if requested by any managing underwriter or underwriters, any placement or sales agent or any Holder of Registrable Securities, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including, without limitation, information with respect to the principal amount of Registrable Securities being sold by such Holder or agent or to any underwriters, the name and description of such Holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such Holder or agent or to such underwriters;

                      (i) furnish to each Holder of Registrable Securities included in such registration statement, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 2.4(c) an executed copy of such registration statement, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and such number of copies of such registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically and reasonably so requested by such Holder, agent or underwriter, as the case may be) and of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Holder and by any such agent and underwriter, if any, in each case in the form most recently provided to such party by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

                      (j) cause all Registrable Securities covered by such registration to be listed on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed;

                      (k) provide a transfer agent and registrar for all Registrable Securities covered by such registration and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

                      (l) cooperate with the Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends;

                      (m) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Conduct (the "Rules of Conduct") of the National Association of Securities Dealers, Inc. ("NASD") thereof, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise use its reasonable best efforts to assist such broker-dealer in complying with the requirements of such Rules of Conduct, including, without limitation, by providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Conduct; and

                      (n) otherwise comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable but in no event later than eighteen months after the effective date of such registration statement, an earnings statement covering the period of at least twelve months, but not more than 18 months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

                      (o) make available to any Holder the Registrable Securities of which are being sold in an underwritten offering registered pursuant to this Agreement, to any underwriter of such sale and to any counsel retained by such Holder in connection therewith, at reasonable times and places, all records and documents of the Company that are reasonably pertinent to the registration statement filed in connection with such sale. The Company shall cause its officers, directors and employees to supply all information reasonably requested by such Holder, underwritten or counsel in connection therewith. In addition, in connection with any underwritten offering pursuant to Section 2.1(e) herein, the Company will enter into an agreement with the Underwriters containing reasonable and customary terms and conditions, including, without limitation, representations, warranties and indemnities.

                  2.5 Delivery of Prospectus Supplement. Subject to Section 2.1(d) herein, in the event that the Company would be required, pursuant to
Section 2.4(f) above, to notify the selling Holders of Registrable Securities, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall promptly, but in no event later than five business days, prepare and furnish to each such Holder, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to initial purchasers of Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company pursuant to Section 2.4(f) hereof, such Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until such Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

                  2.6 Furnishing Information by the Holders. The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such Holder and such Holder's intended method of distribution of such Registrable Securities as the Company may from time to time request in writing. Each such Holder agrees to promptly notify the Company of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder's intended method of distribution of such Registrable Securities or omits to state any material fact regarding such Holder or such Holder's intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish information so required so that such prospectus shall not contain, with respect to such Holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                  2.7 Indemnification.

                      (a) The Company will indemnify each Holder whose Registrable Securities are to be included in a registration pursuant to this
Article II, each of such Holder's officers, directors, partners, agents, employees and representatives and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to each registration, qualification or compliance effected pursuant to this Article II, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in any registration statement, any amendment thereto, or other document incorporated by reference therein, or compliance, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus, or any amendment thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse each such indemnified person for any reasonable legal and other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to a Holder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by such Holder and provided for use in such registration statement, prospectus, offering circular or other document or the Holder delivered a registration or prospectus in violation of Section 2.5 hereof after notice was provided by the Company as provided in Section 2.5. It is agreed that the indemnity agreement contained in this Section 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed).

                      (b) Each Holder whose Registrable Securities are included in any registration effected pursuant to this Article II shall indemnify the Company, each of its directors, officers, agents, employees and representatives, and each Person who controls the Company within the meaning of Section 15 of the Securities Act, each other such Holder and each of their officers, directors, partners, agents, employees and representatives and each person controlling such Holder, and each underwriter, if any, of such Registrable Securities and each Person who controls any such underwriter, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in any registration statement, any amendment thereto, offering circular or other document incident to such registration, qualification or compliance, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus, or any amendment thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse such indemnified persons for any reasonable legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement, prospectus, offering circular or other document in reliance upon and in strict conformity with written information furnished to the Company by such Holder and provided specifically for use therein;

provided, that (x) no Holder shall be liable hereunder for any amounts, together with all previous payments under this Section 2.7(b), in excess of the net proceeds received by such Holder pursuant to such registration, and (y) the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

                      (c) Each party entitled to indemnification under this
Section 2.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld or delayed), and the Indemnified Party may participate in such defense with counsel reasonably acceptable to and paid for by the Indemnifying Party but otherwise at the Indemnified Party's expense, and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.7 to the extent such failure is not materially prejudicial. No Indemnifying Party in the defense of any such claim or litigation shall except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include an unconditional release of such Indemnified Party from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

                      (d) If the indemnification provided for in this Section
2.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the

Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                      (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  2.8 Other Obligations. With a view to making available the benefits of certain rules and regulations of the Commission which may effectuate the registration of Registrable Securities or permit the sale of Registrable Securities to the public without registration, the Company agrees to:

                      (a) at such time as any Registrable Securities are eligible for transfer under Rule 144(k), upon the request of the Holder of such Registrable Securities, remove any restrictive legend from the certificates evidencing such Registrable Securities at no cost to such Holder;

                      (b) make and keep available public information as defined in Rule 144 under the Securities Act at all times;

                      (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

                      (d) furnish any Holder upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the Commission (including Rule 144A) allowing a Holder of Registrable Securities to sell any such Registrable Securities without registration.


                                   ARTICLE III

                              Liquidity Enhancement

                  3.1 If the Shelf Registration Statement is not declared effective by the Commission on or prior to the Effectiveness Deadline Date, the Company will pay in cash to each respective Purchaser, ("Liquidity Enhancement"), an amount equal to the product of $10,000 and such Purchaser's Aggregate Purchase Price Proportion for each day in the period beginning on the Effectiveness Deadline Date and ending on the date the Commission declares the Shelf Registration Statement effective. The Company will pay any Liquidity Enhancement accrued and owed to a Purchaser on the first business day of each month.


                                   ARTICLE IV

                                   Termination

                  This Agreement shall terminate immediately following the moment at which there exist no securities of the Company that constitute Registrable Securities; provided, however, that Section 2.7 hereof shall survive indefinitely.


                                    ARTICLE V

                                  Miscellaneous

                  5.1 Recapitalization, Exchanges, etc. Affecting the Common Stock. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (a) the Registrable Securities and (b) any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for the Registrable Securities, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise. In the event of any change in the capitalization of the Company as a result of any stock split, stock dividend or stock combination, the provisions of this Agreement shall be appropriately adjusted.

                  5.2 Injunctive Relief. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, in addition to any other remedies available under applicable law, be entitled to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

                  5.3 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing of any kind, be deemed a party hereto for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

                  5.4 Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statements as to the results thereto) made by or on behalf of any Holder of Registrable Securities, any director, officer or partner of such Holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive the transfer of Registrable Securities by such Holder.

                  5.5 Amendment; Waiver.

                      (a) This Agreement may be amended only by a written instrument signed by the Company and by Holders holding more than a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, no amendment may be made to this Agreement that adversely affects (i) any Holder without the consent of such Holder, or (ii) all of the members of any group of Holders (a "Group") differently from any other group of Holders, except with the consent of more than a majority of the Holders in interest of such adversely affected Group.

                      (b) No provision of this Agreement may be waived orally, but only by a written instrument signed by the party against whom enforcement of such waiver is sought. Holders shall be bound from and after the date of the receipt of a written notice from the Company setting forth such amendment or waiver, whether or not the Registrable Securities shall have been marked to indicate such amendment or waiver.

                  5.6 Notices. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing (including a writing delivered by facsimile transmission) and shall be deemed to have been duly given if delivered personally, or sent by either certified or registered mail, return receipt requested, postage prepaid, or by overnight courier guaranteeing next day delivery, or by telex or telecopier, at the following addresses:

                      if to the Company:

                      30 Hunter Lane
                      Camp Hill, Pennsylvania 17011
                      Attention:  Elliot S. Gerson, Esq.,
                                  Senior Executive Vice President
                                  and General Counsel
                      Telecopier: (717) 975-3762

                      with a copy to

                      Skadden, Arps, Slate, Meagher & Flom LLP
                      4 Times Square
                      New York, New York 10036
                      Attention: Stacy J. Kanter, Esq.
                      Telecopier: (212) 735-2000
                      if to a Purchaser, at the address set forth on the signature page attached hereto:


Any Purchaser may, by written notice given to the Company in accordance with this Section 5.6, change the address to which such notice or other communications are to be sent to it. All such notices and communications shall be deemed to have been given on the date of delivery thereof, if delivered by hand, on the fifth day after the mailing thereof, if mailed, on the next day after the sending thereof, if by overnight courier and when receipt is acknowledged, if telecopied.

                  5.7 Inspection. So long as this Agreement shall be in effect, this Agreement and any amendments hereto shall be made available for inspection by any Holder at the principal offices of the Company.

                  5.8 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                  5.9 Headings. Article, section and paragraph headings are inserted for convenience only and do not constitute a part of this Agreement.

                  5.10 Integration. This Agreement and the documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or under takings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to this subject matter.

                  5.11 Illegality. In case any provision in this Agreement shall be declared or held invalid, illegal or unenforceable, in whole or in part, whether generally or in any particular jurisdiction, such provision shall be deemed amended to the extent, but only to the extent, necessary to cure such invalidity, illegality or unenforceability, and the validity, legality and enforceability of the remaining provisions, both generally and in every other jurisdiction, shall not in any way be affected or impaired thereby.

                  5.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                  5.13 Notice of Limitation of Liability. A copy of the Agreement and Declaration of Trust of each Putnam fund or series investment company and each Fidelity fund or series investment company (each, a "Fund") that is a Massachusetts business trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees of the relevant Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets property of such Fund.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

                                      RITE AID CORPORATION


                                      By:_______________________________________
                                      Name:  Elliot S. Gerson
                                      Title: Senior Executive Vice President and
                                             General Counsel

                                      AMERICAN CENTURY MUTUAL
                                      FUNDS, INC. (on behalf of its Vista series of Shares)


                                      By:_______________________________________
                                      Name:
                                      Title:



                                      AMERICAN CENTURY WORLD
                                      MUTUAL FUNDS, INC. (on behalf of its
                                      Global Growth series of shares)


                                      By:_______________________________________
                                      Name:
                                      Title:

                                      BESSENT GLOBAL EQUITY MASTER


                                      By:_______________________________________
                                      Name:
                                      Title:



                                      QUANTUM PARTNERS BESSENT
                                      GLOBAL


                                      By:_______________________________________
                                      Name:
                                      Title:

                         INSERT FIDELITY SIGNATURE PAGE

                          INSERT PUTNAM SIGNATURE PAGE

                                                                       EXHIBIT A


                 Selling Securityholder Notice and Questionnaire


         The undersigned Holder of shares of the common stock of Rite Aid Corporation (the "Company") that are Registrable Securities (as that term is defined in the Registration Rights Agreement, dated as of June ___, 2001 (the "Registration Rights Agreement") by and among the Company and the Purchasers (as defined in the Registration Rights Agreement), understands that the Company has filed with the Securities and Exchange Commission (the "Commission" a registration statement (the "Shelf Registration Statement" for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"). All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

         Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to the purchaser of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). Beneficial owners are required to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the Shelf Registration Statement, the Company will, as promptly as practicable, file such amendments to the Shelf Registration Statement or supplements to the related prospectus as are necessary to permit such Holder to deliver such prospectus to the purchaser of Registrable Securities.

         Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

                                     Notice

         The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

         The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  Questionnaire

1.       (a)  Full Legal Name of Selling Securityholder:

         (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

         (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in
              (3) below are held:

2.       Address for Notices to Selling Securityholder:


         Telephone:
         Fax:
         Contact Person:

3.       Beneficial Ownership of Registrable Securities:

         (a) Type and Principal Amount of Registrable Securities beneficially owned:

         (b)  CUSIP No(s). of such Registrable Securities beneficially owned:


4.       Beneficial Ownership of the Company's securities owned by the Selling
         Securityholder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

         (a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

         (b)  CUSIP No(s). of such Other Securities beneficially owned:


5.       Relationship with the Company:

         Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or their predecessors or affiliates) during the past three years.

         State any exceptions here:


6.       Plan of Distribution:

         Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows if at all):

         (a) block trades in which the broker or dealer so engaged will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

         (b) purchases by a broker or dealer as principal and resale by the broker or dealer for its own account pursuant to this prospectus;

         (c) an exchange distribution in accordance with the rules of any stock exchange on which the securities are listed;

         (d) ordinary brokerage transactions and transactions in which the broker solicits purchases;

         (e)  privately negotiated transactions;

         (f)  short sales;

         (g) through the writing of options on the securities, whether or the options are listed on an options exchange;

         (h) through the distribution of the securities by any selling security holder to its partners, members or stockholders;

         (i) one or more underwritten offerings on a firm commitment or best efforts basis; and

         (j)  any combination of any of these methods of sale.


         State any exceptions here:


         The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

         The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.

         Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholders against certain liabilities.

         In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided. herein that may occur subsequent to the date hereof at anytime while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

         By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:
                                            Beneficial Owner



                                            By:
                                            Name:
                                            Title:

         PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND
QUESTIONNAIRE TO RITE AID CORPORATION. AT:

                  30 Hunter Lane
                  Camp Hill, Pennsylvania 17011
                  Attention: Elliot S. Gerson, Esq.
                             Senior Executive Vice President and
                             General Counsel
                  Facsimile: (717) 975-3762

                  with a copy to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  4 Times Square
                  New York, NY 10036
                  Attention: Stacy J. Kanter, Esq.
                  Facsimile: (212) 735-2000